UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2025

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6551 Park of Commerce Boulevard, N.W., Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)
(561) 998-2232
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:
    Title of each class                 Trading Symbol         Name of each exchange on which registered
Common stock, par value $0.0001 per share          CCRN            The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.08    Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01    Other Events.

On September 25, 2025, the Board of Directors (the “Board”) of Cross Country Healthcare, Inc. (the “Company”) determined that the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on December 9, 2025, which is more than 30 days after the anniversary of the Company’s 2024 Annual Meeting of Stockholders. The Annual Meeting does not relate to the pending merger transaction with Aya Healthcare, Inc. (the “Aya Merger”) and will only take place in the event that the Aya Merger is not completed prior to the Annual Meeting. The Company continues to expect that the Aya Merger will be completed in the fourth quarter of 2025. Should the Aya Merger be completed before the Annual Meeting, the Company will be a wholly owned subsidiary of Aya Healthcare, Inc. and, accordingly, such Annual Meeting will not occur and any director candidates or stockholder proposals submitted will not be considered by the Company’s stockholders.

The time and website address for the virtual-only Annual Meeting will be set forth in the Company’s proxy statement for the Annual Meeting, which will be made available to stockholders prior to or on October 30, 2025. Pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is hereby providing notice of the below revised deadlines for qualified stockholder proposals and stockholder nominations by means of this Current Report on Form 8-K.

In order for a stockholder proposal for the Annual Meeting to be eligible for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act, the Company must have received the proposal and supporting statements at its principal executive office no later than the close of business on October 10, 2025, which the Board has determined is a reasonable time before the Company begins to print and send its proxy materials. All stockholder proposals and/or notices should be sent to the Company’s principal executive office, c/o Corporate Secretary, 6551 Park of Commerce Boulevard, N.W., Boca Raton, Florida 33487.

In accordance with the advance notice requirements set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”), any stockholder (i) who wishes to propose business to be considered by the stockholders at the Annual Meeting or (ii) who wants to nominate a person for election to the Company's board of directors at that meeting must provide a written notice that sets forth the specified information described in the Bylaws concerning the proposed business or nominee. The notice must be delivered to the address set forth above no later than October 10, 2025.

In addition to satisfying the above requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than October 10, 2025 to the address set forth above.

A copy of the Bylaws can be obtained upon request directed to the address set forth above or is available on the Company’s website at www.crosscountryhealthcare.com.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Dated:	September 30, 2025	By:	/s/ William J. Burns
Name: William J. Burns
Title: Executive Vice President & Chief Financial Officer